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                        Inflation-Indexed Securities Fund

                               SEMI-ANNUAL REPORT

                                 April 30, 1998

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                            PORTFOLIO OF INVESTMENTS
                                 April 30, 1998
                                   (unaudited)

 Principal
  Amount                                                                 Value
 ---------                                                            ----------
             U.S. TREASURY NOTES AND BONDS (81.0%)
$3,949,257   3.375%, 1/15/2007 ....................................  $ 3,827,067
 3,300,360   3.625%, 7/15/2002 ....................................    3,262,207
 2,502,325   3.625%, 4/15/2028 ....................................    2,486,686
                                                                     -----------
               Total U.S. Treasury Notes and Bonds
               (identified cost $9,565,258) .......................    9,575,960
                                                                     -----------

             TENNESSEE VALLEY AUTHORITY NOTES (2.5%)
   306,540   3.375%, 1/15/2007 (identified cost
             $297,444) ............................................      291,691
                                                                     -----------
             REPURCHASE AGREEMENT (1.7%)
   200,000   J.P. Morgan & Co., 5.25%, 5/1/98
               (Agreement dated 4/30/98 collateralized
               by $202,000 U.S. Treasury Notes 6.125%,
               due 9/30/00; $200,029 to be received
               upon maturity) (identified cost $200,000)...........      200,000
                                                                     -----------
   TOTAL INVESTMENTS (identified cost $10,062,702) (a) ....  85.2%   $10,067,651
   CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .........  14.8      1,747,315
                                                            -----    -----------
   NET ASSETS ............................................. 100.0%   $11,814,966
                                                            =====    ===========

----------
(a) Theaggregate cost for federal income tax purposes is $10,062,702, the aggregate gross unrealized appreciation is $35,935, and the aggregate gross unrealized depreciation is $30,986, resulting in net unrealized appreciation of $4,949

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                 April 30, 1998
                                   (unaudited)

ASSETS:
   Investments in securities, at value
     (identified cost $10,062,702) (Note 1) ....................    $10,067,651
   Cash (Including $36,115 in foreign currency) ................      1,651,599
   Receivables for:
      Interest .................................................         81,090
      Forward foreign currency exchange contracts
        sold (Note 1) ..........................................         19,085
                                                                    -----------
            Total Assets .......................................     11,819,425
                                                                    -----------
LIABILITIES:
   Payable for:
      Administrative fee (Note 2) ..............................            968
      Expense payment fee (Note 2) .............................          3,491
                                                                    -----------
            Total Liabilities ..................................          4,459
                                                                    -----------
NET ASSETS .....................................................    $11,814,966
                                                                    ===========

Net Assets Consist of:
     Paid-in capital ........................................        12,566,841
     Distributions in excess of net investment income .......            (7,372)
     Accumulated net realized loss ..........................          (768,286)
     Net unrealized appreciation ............................            23,783
                                                                    -----------
Net Assets ..................................................       $11,814,966
                                                                    ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   ($11,814,966 / 1,257,292 shares)............................           $9.40
                                                                          =====

                    See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                       STATEMENT OF OPERATIONS
                     For the six months ended April 30, 1998
                                   (unaudited)

INVESTMENT INCOME:
      Income:
         Interest ..................................................  $ 301,537
                                                                      ---------
      Expenses:
         Expense payment fee (Note 2) ..............................     33,880
         Administrative fee (Note 2) ...............................      6,160
                                                                      ---------
            Total Expenses .........................................     40,040
                                                                      ---------
            Net Investment Income ..................................    261,497
                                                                      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) (Notes 1 and 3):
         Net realized loss on investments and foreign exchange
           transactions ............................................   (123,448)
         Net change in unrealized appreciation on investments
            and foreign currency translations ......................     22,167
                                                                      ---------
         Net Realized and Unrealized Loss ..........................   (101,281)
                                                                      ---------
         Net Increase in Net Assets Resulting from Operations ......  $ 160,216
                                                                      =========

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      For the six     For the
                                                      months ended   year ended
                                                     April 30, 1998  October 31,
                                                      (unaudited)       1997
                                                     -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income ........................  $    261,497    $   723,423
    Net realized loss on investments
       and foreign exchange transactions ........       (123,448)      (135,361)
    Net change in unrealized appreciation/
       depreciation on investments and foreign
       currency translations .....................        22,167       (102,654)
                                                    ------------    -----------
                                                         160,216        485,408
                                                    ------------    -----------
  Dividends and distributions declared (Note 1):
    From net investment income ...................      (301,515)      (721,857)
    In excess of net investment income ...........        (7,372)          --
                                                    ------------    -----------
                                                        (308,887)      (721,857)
                                                    ------------    -----------
  Capital stock transactions (Note 4):
    Net proceeds from sales of
       capital stock .............................     1,692,550      9,346,679
    Net asset value of capital stock issued
       to shareholders in reinvestment of
       dividends and distributions ...............        40,026        442,542
    Net cost of capital stock redeemed ...........    (3,512,730)   (12,629,700)
                                                    ------------    -----------
       Net decrease in net assets resulting
         from capital stock transactions .........    (1,780,154)    (2,840,479)
                                                    ------------    -----------
       Total decrease in net assets ..............    (1,928,825)    (3,076,928)

NET ASSETS:
  Beginning of period ............................    13,743,791     16,820,719
                                                    ------------    -----------
  End of period (including distributions in excess
    of net investment income and undistributed net
    investment income of $7,372 and $40,018,
    respectively) ................................  $ 11,814,966    $13,743,791
                                                    ============    ===========

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                              FINANCIAL HIGHLIGHTS
                 Selected per share data and ratios for a share
                       outstanding throughout each period


                                              For the six
                                              months ended             For the years ended October 31,
                                             April 30, 1998  -------------------------------------------------
                                               (unaudited)    1997       1996       1995       1994       1993
                                               -----------   -----      -----      -----      -----      -----
Net asset value, beginning of period.........     $9.51      $9.67      $9.76      $9.37     $10.17       $9.93

Income from investment operations:
  Net investment income......................      0.24       0.48       0.55       0.54       0.52        0.50
  Net realized and unrealized gain (loss) ...     (0.08)     (0.16)     (0.09)      0.39      (0.74)       0.26

Less dividends and distributions (Note 1):
  From net investment income.................     (0.26)     (0.48)     (0.55)     (0.54)     (0.52)      (0.52)
  In excess of net investment income.........     (0.01)       --         --         --         --          --
  Net realized gains ........................       --         --         --         --       (0.05)        --
  In excess of net realized gains............       --         --         --                  (0.01)        --
                                                  -----      -----      -----      -----     ------      ------
Net asset value, end of period...............     $9.40      $9.51      $9.67      $9.76     $ 9.37      $10.17
                                                  =====      =====      =====      =====     ======      ======
Total Return.................................      1.35%(1)   3.40%(1)   4.88%(1)  10.26%(1)  (2.23)%(1)   7.85%(1)

Ratios/Supplemental Data:
  Net assets, end of period (000's omitted)..   $11,815    $13,744    $16,821    $10,830    $10,328      $9,729
  Expenses as a percentage of average
    net assets...............................      0.65%(1,2) 0.73%(1)   0.85%(1)   0.85%(1)   0.85%(1)    0.85%(1)
   Ratio of net investment income
    to average net assets....................      2.11%(2)   4.99%      5.73%      5.66%      5.29%       5.32%

  Portfolio turnover rate....................       145%       372%       114%       228%       129%        149%

----------
(1) Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total returns would have been as follows:


      Ratio of expenses to average
        net assets............................     1.28%      1.24%      1.40%      1.40%      1.46%       1.46%
      Total return............................     1.04%      2.89%      4.33%      9.71%     (2.84)%      7.24%


      Furthermore, the ratio of expenses to average net assets for the year ended October 31, 1997,1996 and 1995 reflect fees paid with brokerage commissions and fees reduced in connection with specific agreements. Had these arrangements not been in place, the ratio would have been 1.26% and 1.42%, and 1.43% respectively.
(2)   Annualized.

                       See Notes to Financial Statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                          NOTES TO FINANCIAL STATEMENTS
                                   (unaudited)

      1. Organization and Significant Accounting Policies. The 59 Wall Street Inflation-Indexed Securities Fund (formerly The 59 Wall Street Short/Intermediate Fixed Income Fund) (the "Fund") is a separate diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on July 23, 1992. Effective March 1, 1997, the Fund changed its name to The 59 Wall Street Inflation-Indexed Securities Fund.

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

            Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

            B. Accounting for Investments. Investment transactions are accounted for on the trade date. Realized gains and losses, if any, from investment transactions are determined on the basis of identified cost. Interest income is accrued daily and consists of interest accrued, discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund.

            C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax timing differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These timing differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net investment income and net realized gains. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV. These distributions do not constitute a return of capital.

            D. Forward Foreign Currency Exchange  Contracts.  The Fund may enter
      into  forward  foreign  currency  exchange   contracts   ("contracts')  in
      connection  with planned  purchases or sales of securities or

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                                   (unaudited)

      to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the funds are determined using forward currency exchange rates supplied by a quotation service.

            E. Dividends and Distributions to Shareholders. Dividends to shareholders from net investment income are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

      2.  Transactions with Affiliates.

      Investment Advisory Fee. The Corporation has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which the Adviser receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets.

      Administrative Fee. The Corporation has an administration agreement with Brown Brothers Harriman & Co. (the "Administrator") for which the Administrator receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.10% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the six months ended April 30, 1998, the Fund incurred $6,160 for administrative services.

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets.

      Expense Payment Fee. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 0.65% of the Fund's average daily net assets. Prior to March 1, 1997, under an agreement dated February 22, 1995, 59 Wall Street Administrators, Inc. received a fee from the Fund such that after such payment the aggregate expenses of the Fund did not exceed an agreed annual rate of 0.85% of the average daily net assets of the fund. For the six months ended April 30, 1998, 59 Wall Street Administrators, Inc. incurred $76,540 in expenses, including investment advisory fees of $15,400 and shareholder servicing/eligible institution fees of $15,400, on behalf of the Fund. The Fund's expense payment fee agreement will terminate on July 1, 2000.

      3. Investment Transactions. For the six months ended April 30, 1998, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $15,921,404 and $18,304,838, respectively. Custody fees for the Fund paid pursuant to the expense payment agreement (see Note 2) were reduced by approximately $922 as a result of an expense offset arrangement with the Fund's custodian.

             THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                                   (unaudited)

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:

                                               For the six     For the year
                                              months ended         ended
                                             April 30, 1998   October 31, 1997
                                              -------------   ----------------
Capital stock sold ..........................    180,003            979,948
Capital stock issued in connection with
  reinvestment of dividends .................      4,263             46,533
Capital stock repurchased ...................   (372,685)        (1,320,039)
                                                --------         ----------
Net decrease ................................   (188,419)          (293,558)
                                                ========         ==========

The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(800) 625-5759

This  report  is  submitted  for  the  general   information  of
shareholders  and  is  not   authorized   for   distribution  to
prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.